                                                                      EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of UAG Connecticut I, LLC (the "Company") on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, A. Andrew Shapiro and Scott Carlsson, Principal Executive Officer and Principal Financial Officer, respectively, of the Company certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:


    1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ A. Andrew Shapiro.
---------------------------
A. Andrew Shapiro
President
(Principal Executive Officer)

August 14, 2003




/s/ Scott Carlsson
---------------------------
Scott Carlsson
Secretary and Treasurer
(Principal Financial Officer)

August 14, 2003

A signed original of this written statement required by Section 906 has been provided to UAG Connecticut I, LLC and will be retained by UAG Connecticut I, LLC and furnished to the Securities and Exchange Commission or its staff upon request.